EXECUTION VERSION Error! No document variable supplied. AMENDMENT NO. 4 TO MASTER RECEIVABLES PURCHASE AGREEMENT AND PERFORMANCE GUARANTY TERMINATION This AMENDMENT NO. 4 to the MASTER RECEIVABLES PURCHASE AGREEMENT and PERFORMANCE GUARANTY TERMINATION (this “Amendment”), dated as of June 6, 2024, by and among HANESBRANDS INC., a Maryland corporation (“Hanes” and, in its capacity as seller, the “Seller” and, in its capacity as servicer, the “Servicer” and, in its capacity as the performance guarantor, the “Performance Guarantor”), KNIGHTS APPAREL LLC, a Delaware limited liability company (“Knights”), GFSI LLC, a Delaware limited liability company (“GFSI”), CC PRODUCTS LLC, a Delaware limited liability company (“CCP”), ALTERNATIVE APPAREL, INC., a Delaware corporation (“AAI” and, together with Knights, GFSI and CCP, in their capacity as sellers, the “Exiting Sellers” and, in their capacity as servicers, the “Exiting Servicers”), and MUFG BANK, LTD., as buyer (the “Buyer”). W I T N E S S E T H: WHEREAS, the Seller, the Servicer, the Exiting Sellers, the Exiting Servicers and the Buyer have heretofore entered into the Master Receivables Purchase Agreement, dated as of December 11, 2019 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”); WHEREAS, reference is made to the Performance Guaranty, dated as of December 11, 2019 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Performance Guaranty”), made by Performance Guarantor in favor of the Buyer; WHEREAS, the parties hereto wish to modify the Receivables Purchase Agreement to effectuate the transition of the Service Provider of the transactions governed by the Receivables Purchase Agreement from “PrimeRevenue” to the “MUFG Platform”; WHEREAS, each Exiting Seller and each Exiting Servicer desires to no longer be party to the Receivable Purchase Agreement or any other Transaction Document as a Seller or Servicer thereunder effective as of the date hereof; WHEREAS, as of the date hereof, there are no outstanding Purchased Receivables sold by any Exiting Seller under the Receivables Purchase Agreement; WHEREAS, the Buyer and the Performance Guarantor desire to terminate the Performance Guaranty; and WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement and terminate the Performance Guaranty as set forth herein; NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows: A G R E E M E N T: 1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement. 2. Amendment to Receivables Purchase Agreement. Effective on the date agreed between the Seller and the Buyer in writing (the “Transition Effectiveness Date”), the Receivables Purchase Agreement is hereby amended as follows: (a) Annex I to the Receivables Purchase Agreement shall be amended and restated in its entirety to read as set out on Annex I attached to this Amendment; and (b) the Receivables Purchase Agreement shall be amended to include a new Annex II to read as set out on Annex II attached to this Amendment. Exhibit 10.43

Amendment No. 4 (MUFG/Hanes) Error! No document variable supplied. 3. MUFG Platform. For the avoidance of doubt, upon the effectiveness of the amendments described in Section 2 on the Transition Effectiveness Date, the Seller and the Servicer shall be required to deliver all Purchase Requests, Reconciliation Reports and Dilution Reserve Reports via the MUFG Platform as set forth in the Receivables Purchase Agreement; provided, however, all representations and warranties, covenants and indemnification obligations of the Seller and the Servicer shall survive with respect to all outstanding Purchased Receivables for which the Seller and the Servicer have submitted information via the MUFG Platform as designated by the Buyer and in use prior to the Transition Effectiveness Date. 4. Release of Exiting Sellers and Exiting Servicers. The parties hereto hereby agree that upon the effectiveness of this Amendment, (a) each Exiting Seller and each Exiting Servicer shall no longer be a party to the Receivable Purchase Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder and (b) each Exiting Seller shall no longer sell any Receivables to Buyer pursuant to the Receivables Purchase Agreement. 5. Authorization to File Financing Statement. Upon the effectiveness of this Amendment, the Buyer authorizes the Servicer or its designees to file (at the expense of the Servicer) the UCC-3 financing statement amendments in the forms attached as Exhibit A hereto. 6. Performance Guaranty Termination. Upon the effectiveness of this Amendment, the Performance Guaranty shall automatically terminate, all rights of the Buyer under the Performance Guaranty shall terminate, and all obligations of the Performance Guarantor under the Performance Guaranty and, solely in its capacity as Performance Guarantor, any other Transaction Document shall terminate and be discharged in full and the Performance Guarantor shall have no further obligations under the Performance Guaranty and, solely in its capacity as Performance Guarantor, any other Transaction Document. 7. Conditions to Effectiveness. This Amendment shall be effective subject to the receipt by the Buyer of a counterpart of this Amendment executed by each of the other parties hereto. 8. Certain Representations, Warranties and Covenants. The Seller and Servicer hereby represents and warrants to the Buyer, as of the date hereof, that: (a) each of the representations and warranties made by the Seller and the Servicer in the Receivables Purchase Agreement and each of the other Transaction Documents is true and correct in all material respects as of the date hereof or, in the case of any representation or warranty that speaks as to a particular date or period, as of that particular date or period; (b) the execution and delivery by the Seller and the Servicer of this Amendment and the performance by the Seller and the Servicer of each Transaction Document to which it is party and each other document to be delivered by it thereunder, (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene, violate or breach (1) its charter or by-laws, (2) any Applicable Law, (3) any indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which the Seller or the Servicer is a party or by which it or any of its respective property is bound, or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property and (iv) do not result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, credit agreement, loan agreement, mortgage, deed of trust or other agreement or instrument, other than this Agreement and the other Transaction Documents, except in the case of clauses (iii)(2), (3) and (4) and clause (iv), where such contravention, violation or breach, or creation or imposition, could not reasonably be expected to result in a Material Adverse Change; (c) this Amendment has been duly executed and delivered by the Seller and the Servicer; (d) this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium,

Amendment No. 4 (MUFG/Hanes) Error! No document variable supplied. fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law); and (e) no Servicer Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby. 9. Reference to, and Effect on, the Receivables Purchase Agreement and the Transaction Documents. (a) The Receivables Purchase Agreement (as specifically amended herein) and the other Transaction Documents (except the Performance Guaranty) shall remain in full force and effect and the Receivables Purchase Agreement and such other Transaction Documents (except the Performance Guaranty) are hereby ratified and confirmed in all respects by each of the parties hereto. (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Buyer, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Transaction Document. (c) After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Transaction Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. 10. Further Assurances. Each party hereto agrees that from time to time, at Servicer’s expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that any other party hereto may reasonably request in order to perfect, protect or more fully evidence or implement the transactions contemplated hereby. 11. Costs and Expenses. The Servicer agrees to pay on demand all actual and reasonable costs and expenses (including reasonable attorneys’ fees and expenses) the Buyer incurs in connection with the preparation, negotiation, documentation and delivery of this Amendment. 12. Transaction Document. This Amendment is a Transaction Document. 13. Successors and Assigns. This Amendment shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties. 14. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. 15. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). 16. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or are given any substantive effect. 17. Severability. Any provisions of this Amendment that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without

Amendment No. 4 (MUFG/Hanes) Error! No document variable supplied. invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Amendment No. 4 (MUFG/Hanes) Error! No document variable supplied. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. HANESBRANDS INC., as a Seller and as a Servicer By:_____________________________________ Name: Title: KNIGHTS APPAREL LLC, as an Exiting Seller and as an Exiting Servicer By:_____________________________________ Name: Title: GFSI LLC, as an Exiting Seller and as an Exiting Servicer By:_____________________________________ Name: Title: CC PRODUCTS LLC, as an Exiting Seller and as an Exiting Servicer By:_____________________________________ Name: Title: ALTERNATIVE APPAREL, INC., as an Exiting Seller and as an Exiting Servicer By:_____________________________________ Name: Title:

Amendment No. 4 (MUFG/Hanes) Error! No document variable supplied. Acknowledged and agreed: HANESBRANDS INC., as Performance Guarantor By:______________________________________________ Name: Title:

Annex I Error! No document variable supplied. ANNEX I Annex I MUFG Platform Terms This Electronic Services Schedule (this “Schedule”) is attached and made a part of the Agreement (as defined herein). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Agreement. Section 1. Definitions. As used herein: “Administrator” means the individual(s) designated by any Seller to the Buyer in writing pursuant to the Seller’s completion of Annex II to the Agreement, with authority to: (1) grant and cancel User access rights to the MUFG Platform and set up User entitlements for the MUFG Platform as designated to the Buyer in writing or through the Administrator’s self-administration on the MUFG Platform; (2) accept modifications of the Terms (as hereinafter defined) on behalf of such Seller; and (3) perform such other functions as the Buyer communicates in writing to the Administrator. The relevant Seller must notify the Buyer in writing of any change to an Administrator by providing the Buyer with a new Annex II that will replace the existing Annex II. Any new Annex II will need to be executed by a Seller. Any change to an Administrator will be effective when the Buyer has received such notice and had a reasonable opportunity to act upon it. “Anti-Money Laundering Laws” means each of: (a) the USA PATRIOT Act; (b) the Money Laundering Control Act of 1986, 18 U.S.C. Sect. 1956 and any successor statute thereto (United States); (c) the Bank Secrecy Act of 1970 and the rules and regulations promulgated thereunder (United States); (d) the Act on Prevention of Transfer of Criminal Proceeds (Japan); (e) the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada); and (f) any other applicable laws, rules and regulations of the United States, Japan, Canada, the United Kingdom or any member state of the European Union and the laws, rules and regulations of any other relevant jurisdiction or authority now or hereafter enacted to monitor, deter or otherwise prevent: (i) terrorism or (ii) the funding or support of terrorism or (iii) money laundering. “Bank Provider” means any direct or indirect service provider, licensor or subcontractor of the Buyer. “Credentials” mean a unique User password, unique User ID and an additional verification factor determined by the Buyer from time to time in its sole discretion. “Equipment” means any hardware, telecommunications equipment, internet connections, web browser software and other equipment that Users may use to access the MUFG Platform and use the Service. “Instruction” means any instruction, communication, interaction, file or other tangible item provided through the MUFG Platform in accordance with the Agreement using the Security Procedures. “Personal Information” means all information that identifies, relates to, describes, is capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular individual, including any information that constitutes “personally identifiable information”, “non-public personal information”, “personal data”, “protected data”, or any similar category of information or data protected under applicable data protection laws. “Security Procedures” means the multi-factor authentication process utilizing the Credentials of the relevant User in order for such User to access the MUFG Platform and use the Service. “Service” means the following capabilities that may be provided to Users with the appropriate entitlements: (1) certain functionalities in respect of the purchase and sale of Receivables by the Buyer and the Sellers including the uploading of files relating to the Receivables; (2) the giving and receiving of any Instruction between the Buyer and the Sellers; (3) access to information relating to the Agreement that the Buyer may, in its sole discretion, provide through the MUFG Platform to the Sellers; (4) the ability for the Sellers to download and print certain information relating to the Agreement provided through the MUFG Platform; and (5) any other service that the Buyer may, in its sole discretion, provide to Users with the appropriate entitlements through the MUFG Platform.

Annex I Error! No document variable supplied. “Terms” means the terms initially set forth in this Schedule and modified from time to time by the Buyer pursuant to Section 6.7. “Third-Party Websites” mean websites that third parties own, control, develop, or maintain. “Users” mean individual(s) designated by the Sellers to the Buyer in writing or through self-administration by the Administrator on the MUFG Platform to have access to and use of the MUFG Platform. The Administrator will notify MUFG of any change to a User in the manner designated by the Buyer (and/or enable or disable any User through self-administration on the MUFG Platform). Section 2. Sellers’ Usage of the MUFG Platform. 2.1. Rights to Access and Use. Subject to such Seller’s compliance with the terms and provisions of the Terms and the Agreement, the Buyer hereby grants each Seller a limited, revocable, non-sublicensable, non- exclusive, non-transferable right to access and use the MUFG Platform for the sole and exclusive purpose of receiving the Service, which license shall terminate automatically upon termination of the Agreement. 2.2. Copyright and Trademarks Rights. All of the design, text, graphics and the arrangement thereof on the MUFG Platform constitute property owned or controlled by or licensed to MUFG and/or its Subsidiaries, Affiliates and licensors and are protected by the copyright laws of the United States and foreign countries. The names and logos of MUFG or any of its Subsidiaries and Affiliates displayed on the MUFG Platform are trademarks belonging to MUFG and/or its Subsidiaries and Affiliates. Users may not remove any copyright or trademark notices from any copies Users make from any information or materials accessed through the MUFG Platform. All rights not expressly granted to the Sellers pursuant to the Terms and the Agreement are expressly reserved. 2.3. Confidentiality. Each Seller acknowledges that: (1) the MUFG Platform, including the software underlying the MUFG Platform, incorporates confidential and proprietary information developed by or for the Buyer, or acquired by the Buyer and/or its Subsidiaries and Affiliates from third parties; (2) such Seller will use such information solely for the purposes described in the Agreement (including this Annex); and (3) such information is subject to the “Confidentiality” clause set forth in Section 13(o) of the Agreement and shall be handled and protected accordingly. 2.4. Security Procedures and Credentials. The Administrator and Users will be provided with instructions regarding the Security Procedures, including creation and use of the Credentials. The Administrator and Users will be responsible for the confidentiality and use of the Credentials and will be responsible for safeguarding the Credentials. Any Seller shall promptly notify the Buyer in writing if such Seller becomes aware of any unauthorized use, loss or theft of any User’s Credentials or if such Seller becomes aware or suspects that any User’s Credentials have become known by an unauthorized Person. The Buyer may suspend or disable any Credentials if, in its sole discretion, the Buyer has reason to suspect their improper use. Each Seller acknowledges that the Buyer reserves the right to: (1) terminate the Administrator’s and Users’ and any other Person’s access to and use of the MUFG Platform if such Seller permits any unauthorized Person to access and use the MUFG Platform; and (2) interrupt or disable access to and use of the MUFG Platform if necessary or advisable to prevent or protect against fraud, hacking or illegal conduct or otherwise protect the MUFG Platform, in the Buyer’s sole discretion and without prior notice. The designation of an Administrator or a User shall be deemed to constitute a representation and warranty by the relevant Seller that such Administrator or User is located in the jurisdiction associated with that Person in the Buyer’s records. The Buyer reserves the right to block any Administrator or User or access from a particular internet address that originates from or reaches the MUFG Platform from a jurisdiction that is the subject of Sanctions or with respect to which trade or commerce are otherwise restricted pursuant to Applicable Law. 2.5. Equipment. Each Seller is responsible for obtaining and maintaining the Equipment, and the Buyer disclaims all risks relating thereto. Each Seller acknowledges that certain security, corruption, transmission error and access availability risks are associated with using open networks such as the internet. Each Seller acknowledges that it has made an independent assessment of the adequacy of the internet and the Equipment in connection with such Seller’s access to and use of the MUFG Platform. Each Seller agrees to take all reasonable measures to maintain effective protections against security risks relating to the Equipment or any Person’s use of the Equipment.

Annex I Error! No document variable supplied. 2.6. Instruction. Each Seller is responsible for any Instruction provided through the MUFG Platform using the Security Procedures and agrees that the Security Procedures will be used each time an Instruction is provided through the MUFG Platform. Each Seller agrees to be legally bound by each Instruction, whether or not authorized by such Seller, that is provided through the MUFG Platform using the Security Procedures, and such Seller waives any claim or defense that any Instruction is unenforceable due to it being provided electronically rather than in a manual writing. 2.7. Permitted Usage. The MUFG Platform is made available to the Sellers solely for the purposes described in this Agreement and the Terms. No Seller may: (1) access the MUFG Platform except for the purposes described in the Agreement and the Terms; (2) log into a server or an account that such Seller is not authorized to access; (3) sell, distribute, re-transmit, assign, time-share, lease, convey or in any other way transfer use of the MUFG Platform or the Service to any Person except as expressly permitted herein; (4) reverse engineer, decompile, reverse compile, disassemble or in any other way attempt to derive the source code of any software used in connection with the MUFG Platform; (5) use any tools, programs, robotic algorithms or products to automatically download or “spider” the MUFG Platform or any part thereof; (6) attempt to probe, scan or test the vulnerability of a system or network or circumvent any security or authentication measure or other technological measure contained in the MUFG Platform or any software, technology or other systems used or provided in connection with the MUFG Platform without prior written authorization from the Buyer; or (7) engage any third party on the Seller’s behalf to use any such tools or products or take any such actions in connection with the MUFG Platform. Any access to or use of the MUFG Platform not in accordance with this paragraph is expressly unauthorized and prohibited. 2.8. Prohibited Activities. No Seller shall use the MUFG Platform for, or in connection with, any of the following activities: 2.8.1. Spoofing or otherwise impersonating any Person, including the Administrator or any User, or otherwise misrepresenting such Seller’s, the Administrator’s or any User’s identity in any way or the location from which such Person is accessing the MUFG Platform; 2.8.2. Any fraudulent or unlawful purpose, or any use that violates the accepted norms of the internet community, whether or not expressly mentioned in the Terms; 2.8.3. Uploading, or otherwise transmitting through the MUFG Platform any unlawful, harmful, defamatory, tortious, libelous, abusive or otherwise objectionable material of any kind, or any material that is invasive of another Person’s privacy or exploits children; 2.8.4. Transmitting material that damages, destroys, disrupts, overloads, floods, mailbombs, crashes or otherwise impairs the MUFG Platform, or surreptitiously intercepts or expropriates any information or material from the MUFG Platform; 2.8.5. Developing a competitive product offering; or 2.8.6. Transmitting material that otherwise violates in any material respect the Buyer’s rules or policies. Violations of the foregoing restrictions and any other prohibitions set forth in the Terms, including, without limitation, the prohibitions set forth in Section 2.7, may result in civil or criminal liability and/or suspension or termination of access to the MUFG Platform and use of the Service. The Buyer reserves the right to investigate occurrences that may involve such violations, and the Buyer may involve, and cooperate with, law enforcement or regulatory authorities in prosecuting Persons who have participated in such violations. Section 3. Sellers’ Representations and Warranties. Each Seller represents and warrants that: (1) any information such Seller provides to the Buyer in connection with the MUFG Platform and any Instruction submitted through the MUFG Platform is accurate and complete in all material respects on the date the same are furnished; (2) each individual designated as an Administrator is duly authorized by the relevant Seller to accept the Terms on behalf of such Seller and by so doing to bind such Seller and the relevant Users to the Terms; (3) each individual designated as an Administrator or a User is authorized on behalf of such Seller to access the MUFG Platform and use the Service (in the case of a User, in accordance with the User’s entitlements); (4) such Seller has obtained the consent of all individuals whose Personal Information will be disclosed to the Buyer prior to designating such individuals as an Administrator or a User and providing their Personal Information to the Buyer; and (5) in accessing and using the

Annex I Error! No document variable supplied. MUFG Platform, such Seller will at all times comply with all Applicable Law, and neither the Sellers nor any of its Subsidiaries or Affiliates nor any of its or their respective directors, officers, employees, agents or other representatives will take any action in connection with the MUFG Platform that violates Anti-Corruption Laws or Sanctions. Section 4. Disclaimer of Warranties. The information on the MUFG Platform is believed to be reliable, but the Buyer does not warrant its completeness, timeliness or accuracy and expressly disclaims liability for any errors or omissions it may contain. Any dated information is published as of its date only, and the Buyer disclaims any obligation or responsibility to update or amend it. By providing access to the MUFG Platform and any information or materials accessible on or through the MUFG Platform, MUFG is not distributing the MUFG Platform or its contents to any Person or soliciting any Person to use the MUFG Platform or its contents where doing so is prohibited by law. THE MUFG PLATFORM AND THE SERVICE ARE PROVIDED ON AN “AS-IS”, “AS AVAILABLE” BASIS WITH NO REPRESENTATIONS OR WARRANTIES OF ANY KIND. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE BUYER DOES NOT WARRANT THE TIMELINESS, VALIDITY, SEQUENCE, COMPLETENESS, ACCURACY OR CONTINUED AVAILABILITY OF ANY INFORMATION OR MATERIALS CONTAINED ON, OR ACCESSIBLE THROUGH, THE MUFG PLATFORM OR THE PERFORMANCE, SETTINGS, FEATURES, COMPATIBILITY, LACK OF CONFLICT, FUNCTIONALITY OR CONTINUED AVAILABILITY OF THE MUFG PLATFORM OR THE SERVICE OR ANY SOFTWARE MADE AVAILABLE ON THE MUFG PLATFORM. THE BUYER DOES NOT WARRANT THAT THE OPERATION OF THE MUFG PLATFORM WILL BE UNINTERRUPTED, ERROR-FREE, FREE OF VIRUSES, WORMS OR OTHER HARMFUL PROGRAMMING OR CODES OR OTHER SECURITY RISKS OR THAT THE MUFG PLATFORM WILL MEET THE SELLER’S NEEDS. THE BUYER EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON- INFRINGEMENT. IN NO EVENT WILL THE BUYER OR ANY OF ITS SUBSIDIARIES OR AFFILIATES OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR OTHER REPRESENTATIVES BE LIABLE FOR ANY LOST PROFITS, LOST OPPORTUNITY OR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF THE ACCESS AND USE OR INABILITY TO ACCESS OR USE THE MUFG PLATFORM OR THE SERVICE, REGARDLESS OF WHETHER THE BUYER HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING. The Buyer will not be responsible for any loss or damage that could result from the interception by third parties of any information made available through the MUFG Platform. Neither the Buyer nor any of its Subsidiaries or Affiliates or any of their respective directors, officers, employees, agents or other representatives will be liable or have any responsibility of any kind for any loss or damage that any Seller may incur in the event of any failure or interruption of the MUFG Platform or the Service, or resulting from the act or omission of any Person involved in making the MUFG Platform or the Service available to Users, whether or not the circumstances giving rise to such cause may have been within the Buyer’s control. Without limiting the generality of the foregoing, the Buyer has the right to shut down temporarily the MUFG Platform and/or suspend the Service whenever, in the Buyer’s reasonable judgment, such action is necessary or advisable for general maintenance or emergency purposes. The Buyer will use commercially reasonable efforts to schedule any non-emergency maintenance so as not to disrupt any Seller’s business or operations. Section 5. Indemnity. Each Seller agrees to indemnify, defend and hold harmless each Indemnified Person and/or the Bank Provider, as applicable, from and against all Indemnified Amounts arising out of or relating to: (1) any breach of the Security Procedures; (2) any viruses or other harmful or malicious programming or codes introduced to the MUFG Platform by any Seller, the Administrator or a User (or any other Person acting on behalf of any of the foregoing Persons) or any impairment to the integrity of the MUFG Platform caused by any Seller, the Administrator or a User (or any other Person acting on behalf of any of the foregoing Persons); (3) the submission of any Instruction through the MUFG Platform by any Person, whether or not authorized by the relevant Seller, using the Security Procedures, or (4) any other breach of such Seller’s obligations under the Terms, including any representations or warranties being untrue in any material respect; provided, however, that in all events there shall be excluded from the foregoing indemnification any damages, claims, losses, costs, expenses or liabilities to the extent resulting from the gross negligence or willful misconduct of an Indemnified Person or Bank Provider as determined in a final judgment by a court of competent jurisdiction. Section 6. Miscellaneous.

Annex I Error! No document variable supplied. 6.1. Third-Party Websites. The MUFG Platform may contain links to Third-Party Websites. The Buyer does not review, monitor, operate or control the Third-Party Websites, and the Buyer makes no guarantees, representations or warranties as to, and shall have no liability for, the content available on or through or the functioning of the Third-Party Websites. By providing access to Third-Party Websites, the Buyer is not recommending or otherwise endorsing the products or services provided by the sponsors or owners of the Third- Party Websites. Each Seller’s access or use of the Third-Party Websites, including providing information, materials or other content to the Third-Party Websites, is entirely at such Seller’s own risk. The Buyer has the right to discontinue links to any Third-Party Websites at any time and for any reason, without notice. 6.2. Screen Views. Some of the screens on the MUFG Platform do not automatically refresh themselves. Information may change at any time while a User is viewing a screen, but the User’s screen views may not be updated to reflect such change. The User is responsible for ensuring that it is viewing the most current information posted on the MUFG Platform on the User’s screens. The User should be mindful that the default viewing preferences of the User’s browser or the User’s access device may not show entire pages. The User should be aware at all times of the possibility of, and be responsible for, incomplete screen views or printouts. The User is responsible for scrolling the User’s viewing screens up, down and sideways to ensure that the User is viewing or printing all portions of pertinent pages. Each Seller or Administrator shall inform the relevant Users of the screen view issues described above and the Buyer disclaims all responsibilities with respect thereto. 6.3. Disclosure and Monitoring. Each Seller acknowledges that the Buyer may disclose and transfer information a User or Administrator provides on the MUFG Platform (provided that such activities are managed in compliance with the Agreement, including Section 13(o) of the Agreement and the relevant privacy notice that may be accessed through the MUFG Platform). Each Seller’s use of the MUFG Platform constitutes its consent to the Buyer taking such actions and monitoring how the MUFG Platform is used. 6.4. No Implied Duties. With respect to matters relating to the MUFG Platform and the Service, the Buyer will be obligated to perform only those duties specifically set forth herein, and no implied duties or responsibilities of the Buyer shall be read into the Terms. 6.5. Force Majeure. The Buyer will have no responsibility if MUFG Platform access or performance or Service delivery is adversely impacted, directly or indirectly by government action, embargoes, acts of war or terrorism, strikes, work stoppages, civil unrest, epidemics, acts of God, fire, flood or other natural catastrophe, or interruptions, loss or malfunctions of utilities, telecommunications equipment, computer hardware or software systems or other causes or events beyond MUFG’s or its subcontractors’ control. 6.6. Technical Disruptions: In the event of technical difficulties and disruptions, access to the MUFG Platform and delivery of Service may be suspended or interrupted. If any Seller’s access to the MUFG Platform and delivery of Service is suspended or interrupted, the Buyer may agree with such Seller on alternative arrangements until such time as the suspension or interruption ends which may include conducting activities in connection with the Agreement via electronic mail. 6.7. Acceptance of Changes in Terms. The current version of the Terms will be available through the “Terms of Use” link on the MUFG Platform. The Terms set forth in this Schedule will be deemed to have been accepted by the relevant Seller pursuant to the Seller’s execution of the Agreement. The Buyer reserves the right to modify the Terms or scope of Service at any time without prior notice. If the Terms are modified, a notification will appear on the MUFG Platform that will require the Administrator to accept the current version of the Terms on behalf of the relevant Seller in order for such Seller’s Users to continue to use the Service. The Administrator may then accept the modified Terms electronically by scrolling through the modified Terms and clicking-through its acceptance at the end of the modified Terms or the Administrator may accept the modified Terms manually by downloading, printing and returning a signed copy of the modified Terms to MUFG. The Service cannot continue to be used until the modified Terms are accepted by the Administrator. If more than one Administrator has been designated by the relevant Seller, only one such Administrator is required to accept the modified Terms on behalf of such Seller. By either electronically accepting the modified Terms by clicking-through the modified Terms or returning a manually signed copy of the modified Terms, the Administrator confirms on behalf of the relevant Seller that the Administrator understands and accepts the modified Terms. If, for any reason, the Administrator cannot click-through the modified Terms or download and print a copy of the modified Terms, the Administrator will notify the Buyer who will arrange for the Terms to be provided to, and accepted by, the Administrator in an alternative manner. Without limiting the generality of the foregoing, where the Administrator elects to click-through the modified Terms to acknowledge its acceptance of the modified Terms, the

Annex I Error! No document variable supplied. Administrator may, at any time before or after the Administrator clicks-through the modified Terms, download and print a copy of the modified Terms. Each Seller and its designated Users agree to be bound by the current version of the Terms. 6.8. Application of Terms. The Terms supplement the terms and provisions of the Agreement with respect to matters relating to the MUFG Platform and the Service. The Terms are not intended to amend or replace any term or provision of the Agreement. In the event of any conflict between the Terms and the terms and provisions of the Agreement regarding matters other than any Seller’s access to the MUFG Platform and use of the Service, the terms and provisions of the Agreement shall govern. 6.9. Communications. By accepting the Terms, each Seller consents to receive electronically all communications, agreements, notices, documents and disclosures relating to the Terms and such Seller’s access to the MUFG Platform and use of the Service as permitted by the Electronic Signatures in Global and National Commerce Act, 15 USC §7001, et seq. and the Uniform Electronic Transactions Act. Such communications include updates to the Terms and any other transaction information or other information related to the MUFG Platform. If a Seller is located outside of the United States, then, in addition to the foregoing, such Seller also consents to receive electronically all communications, agreements, notices, documents and disclosures relating to the Terms and such Seller’s access to the MUFG Platform and use of the Service, including any updates thereto and any other transaction information or other information related to the MUFG Platform, as permitted by the laws and regulations in respect of electronic communications in effect in the jurisdiction of such Seller. Each Seller has the right to withdraw its consent at any time. To withdraw its consent, such Seller must send a written notice to the Buyer indicating that such Seller’s consent is withdrawn. Such written notice shall be sent in accordance with the “Notices” provision of the Agreement. If consent is withdrawn, the Buyer reserves the right to discontinue a Seller’s access to the MUFG Platform and use of the Service or to charge the relevant Seller an additional fee for paper copies. 6.10. Enforceability; Governing Law; Jurisdiction; Waiver of Jury Trial; Survival; Electronic Signatures. If any portion of the Terms is held to be unenforceable, the other terms and provisions of the Terms shall remain in full force and effect. The Terms shall be governed by and construed in accordance with the governing law of the Agreement, and the terms and provisions set forth therein with respect to jurisdiction, enforcement of judgments, waiver of jury trial, survival and electronic signatures shall also apply to the Terms. Section 7. Third-Party Beneficiary Rights. Each Seller and the Buyer agree that each Bank Provider is an intended third-party beneficiary of, and entitled to rely on Sections 2, 3, 4, 5 and 7 of this Schedule and Section 13(o) (Confidentiality) of the Agreement.

Annex II Error! No document variable supplied. Annex II Annex II Administrator Setup Form Pursuant to Annex I of this Agreement, any Seller may designate certain individual(s) as an Administrator. The below individual(s) are hereby designated as Administrator: Administrator(s) Name Email Address Phone Numbers Office: Cell: Name Email Address Phone Numbers Office: Cell: Name Email Address Phone Numbers Office: Cell: Name Email Address Phone Numbers Office: Cell: This Annex II may be updated from time-to-time by a Seller providing the Buyer with a new Annex II that will replace the existing Annex II. Any updated Annex II should be sent to the Buyer at scfclientsupport@us.mufg.jp. [SELLER NAME] By: _______________________________ Name:_____________________________ Title:______________________________ Date: Date Month Year

Error! No document variable supplied. EXHIBIT A UCC-3 Termination Statements (Attached)